Business Acquisitions	12 Months Ended
Dec. 31, 2021
Disclosure Of Business Combinations [Abstract]
Business Acquisitions
5.	Business acquisition

On May 5, 2021, the Company and Inner Spirit Holdings Ltd. (“Inner Spirit”) announced that they had entered into an arrangement agreement pursuant to which the Company acquired all of the issued and outstanding common shares of Inner Spirit (the “Inner Spirit Transaction”). The Inner Spirit Transaction closed on July 20, 2021. Inner Spirit is a retailer and franchisor of Spiritleaf recreational cannabis stores across Canada, with a network that includes more than 100 franchised and corporate-owned locations.

The Inner Spirit Transaction consideration was comprised of (i) an aggregate $92.6 million cash ($0.30 in cash for each Inner Spirit common share), (ii) an aggregate 24.4 million Sundial common shares valued at $26.2 million based on the fair value of each common share of the Company on the closing date (0.0835 of a Sundial common share for each Inner Spirit common share) and (iii) contingent consideration valued at $1.2 million representing the fair value of Inner Spirit warrants.

The Company engaged independent valuation experts to assist in determining the fair value of certain assets acquired and liabilities assumed. The purchase price allocation and the amount of deferred income taxes arising on their recognition is not final as the Company is continuing to verify information required to determine the fair value of property, plant and equipment, net investment in subleases, goodwill and lease liabilities. The Company expects a portion of goodwill to be allocated to intangible assets upon finalization of the purchase price allocation.

The fair value of consideration paid was as follows:

July 20, 2021
Cash	92,583
Issuance of common shares	26,216
Contingent consideration	1,150
119,949

The fair value of the assets and liabilities acquired was as follows:

July 20, 2021
Cash	9,808
Accounts receivable	750
Prepaid expenses and deposits	853
Inventory	2,733
Property, plant and equipment	12,108
Net investment in subleases	23,751
Goodwill	114,537
Accounts payable and accrued liabilities	(2,678)
Convertible debentures	(12,025)
Lease liabilities	(29,481)
Financial guarantee liability	(407)
119,949

The Company recorded adjustments to the fair value in the fourth quarter of 2021 to reflect facts and circumstances in existence at the date of acquisition. These adjustments related to the inclusion of Spirit Lead Ontario Inc. and changes in preliminary valuation assumptions, including amounts allocated to property, plant and equipment, net investments in subleases, intangible assets, lease liabilities and deferred tax liability. All measurement period adjustments were offset to goodwill. It is expected that further allocations will be made between these account categories upon finalization of the preliminary purchase price allocation prior to the end of the second quarter of 2022.

As new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition identifies adjustments to the above amounts, then the accounting for the acquisition will be revised.

On August 4, 2021, the Company settled the convertible debenture liability through the issuance of 2.5 million common shares valued at $2.7 million and a cash payment of $9.3 million. Due to the change of control from the Inner Spirit Transaction, debenture holders were entitled to receive Sundial common shares and a cash payment based on a prescribed formula.

The fair value of the Inner Spirit warrants has been estimated as $1.2 million and is made up of the following components: (i) equity component of $1.8 million (note 23(c)), (ii) liability component of $0.3 million and (iii) asset component of $0.9 million.

The consolidated financial statements incorporate the operations of Inner Spirit commencing July 20, 2021. During the period July 20, 2021, to December 31, 2021, the Company recorded revenues of $16.1 million and net earnings of $1.1 million. Had the acquisition closed on January 1, 2021, management estimates that for the period January 1, 2021, to July 19, 2021, revenue would have increased by $20.4 million and net earnings would have increased by $7.4 million. In determining these amounts, management assumes the fair values on the date of acquisition would have been the same as if the acquisition had occurred on January 1, 2021.

The Company incurred acquisition-related costs of $1.9 million which have been included in transaction costs.